STADION INVESTMENT TRUST

Stadion Tactical Growth Fund Class A Shares (ETFAX), CUSIP 85235B814 Class C Shares (ETFCX), CUSIP 85235B798 Class I Shares (ETFOX), CUSIP 85235B780	Stadion Tactical Defensive Fund Class A Shares (ETFRX), CUSIP 85235B202 Class C Shares (ETFZX), CUSIP 85235B400 Class I Shares (ETFWX), CUSIP 85235B608

Stadion Trilogy Alternative Return Fund Class A Shares (STTGX), CUSIP 85235B707 Class C Shares (STTCX), CUSIP 85235B806 Class I Shares (STTIX), CUSIP 85235B889

 SUPPLEMENT

Dated March 20, 2020

This Supplement updates the Prospectus and Statement of Additional Information, each dated September 30, 2019, of the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (collectively, the “Funds”), each a series of the Stadion Investment Trust.

Effective at the close of business on March 20, 2020, Clayton Shiver, CFA will no longer serve as a portfolio manager of the Funds. Accordingly, as of the close of business on March 20, 2020, all references to Mr. Shiver as a portfolio manager of the Funds will be removed from the Prospectus and SAI.

Investors Should Retain this Supplement for Future Reference